Exhibit 99.2
Nasdaq: PASG © 2024 Passage Bio. All rights reserved. Corporate Presentation November 2024

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the initiation of dosing of FTD-C9orf72 patients, feedback from regulatory of authorities, the progress of clinical studies and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our ability to receive milestone payments from our partners; our expectations about cash runway; and the ability of our product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy In-house manufacturing process development to support program execution Strong cash position with runway expected to the end of 2Q 2026* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of September 30, 2024 and initial proceeds from out-licensing of pediatric programs.

4 Validating the Therapeutic Potential of PBFT02 Promising data from initial clinical study of PBFT02 in FTD-GRN Genetic form of FTD caused by GRN mutations, which lead to progranulin (PGRN) deficiency No approved disease-modifying therapies One-time therapy Proprietary AAV1 construct Nonsurgical injection directly to cerebrospinal fluid (CSF) Durable, elevated CSF PGRN levels* Urgent Patient Need in FTD-GRN Differentiated, Potential Best-in-Class Profile Fast Track and Orphan Drug Designation * Based on interim data.

5 Significant Market Opportunity for PBFT02 Across Multiple Neurodegenerative Diseases ~18,000 ~21,000 ~72,600 ~3.9M FTD-GRN1–3 FTD-C9orf722–4 AMYOTROPHIC LATERAL SCLEROSIS (ALS) 5–6 ALZHEIMER’S DISEASE (GRN SNP)*7–8 * rs5848 single nucleotide polymorphism (SNP) 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. Estimated Prevalence (US and EU)

6 Anticipated Upcoming Milestones and Data Readouts 2H 2024 1H 2025 2H 2025 Obtain regulatory feedback on the pathway to treating ALS patients Report 12-month Cohort 1 and interim Cohort 2 data FTD-C9orf72 and ALS Milestones Initiate dosing of FTD-C9orf72 patients Seek regulatory feedback on pivotal trial design FTD-GRN Milestones

PBFT02 Frontotemporal Dementia-GRN

8 FTD: A Devastating Adult Disease OVERVIEW • Fatal adult-onset neurodegenerative disease affecting the frontal and temporal lobes of the brain, characterized by a decline in behavior, language and executive function • One of the most common causes of early-onset dementia worldwide, disproportionately affecting individuals aged 40-65 years CLINICAL SYMPTOMS Disease progression is rapid and degenerative, including loss of speech, loss of expression, behavioral changes and immobility On average, people with FTD live 8 years after the onset of symptoms

9 Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharm Sci. 2022, 43:641-652.

10 Elevated PGRN Increases Potential for Improved Cellular Function • Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways –Major role is regulating intracellular lysosomal activity –Extracellular PGRN is endocytosed via multiple receptors • Driving elevated PGRN levels in the extracellular space increases the amount of PGRN available to enter target CNS cells • Able to leverage cross-correction mechanism: secreted PGRN can be taken up by non-transduced cells Paushter et al., Acta Neuropathol. 2018;136(1):1-17., Rhinn et al., Trends in Pharmacological Sciences 2022; 43.8:641-652.

11 Preclinical NHP: AAV1 Achieved the Highest Levels of CSF PGRN • AAV1 resulted in superior CSF hPGRN levels, 5x higher than AAV5 and AAVhu68 (an AAV9 variant) vectors, after ICM administration Rhesus macaques (n=2/gp) ICM-delivered AAV.hPGRN (3.3 x 1011 GC/g brain), day 0 Size and duration of elevation muted by immune response to human PGRN. * Decrease in PGRN levels due to NHP antibody response to human PGRN Shading: Reference range for healthy adult controls’ CSF PGRN, n = 61 (Passage Bio data) Reference: Hinderer et al., Annals Clin Trans Neurology. 2020 Human PGRN in NHP CSF Vector Comparison BL 0 7 14 21 28 35 0 10 20 30 40 50 60 70 80 Human PGRN in NHP CSF Vector Comparison Days hPGRN (ng/mL) AAV1.CB7.hPGRN AAV5.CB7.hPGRN AAVhu68.CB7.hPGRN AAVhu68.UbC.hPGRN Healthy adult range *

Preclinical NHP: ICM Administration of PBFT02 Led to Broad Distribution of Vector Throughout Brain/Spinal Cord

Vector Biodistribution in NHPs 90 days post-ICM PBFT02



Brain
Spinal Cord
DRG, TRG
GC/µg DNA
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
LLoQ
FCX
PCX
TCX
OCX
Hipp
Medulla
CBL
Cerv
Lumb
Thor
Cerv
Lumb
Thor
TRG
Cortex
DRG
Veh
Dose 1
Dose 2
Dose 3

- Robust, dose-dependent vector delivery to cortical and sub-cortical brain regions affected in FTD
- NHP Dose 1, equivalent to clinical Dose 1 of PBFT02 in upliFT-D study, resulted in ~10^4 GC/µg DNA in all sampled areas throughout the brain

n=3/gp. Data are mean +/- SEM.

Abbreviations: CBL, cerebellum; Cerv, cervical; DRG, dorsal root ganglion; FCX, frontal cortex; GC, genome copies; Hipp, hippocampus; LLoQ, lower limit of quantitation; Lumb, lumbar; OCX, occipital cortex; PCX, parietal cortex; TCX, temporal cortex; Thor, thoracic; VEH, vehicle

12

PassageBio

13 Preclinical Grn–/– Mice: hPGRN Delivery Improved Lysosomal Dysfunction and Neuroinflammation in the Brain Greatest pathological benefit was associated with the highest PGRN levels in the CSF Lipofuscin deposition and microglial activation are hallmark pathologies seen in FTD; Improvements in both measures were seen in cerebral cortex, thalamus, and hippocampus Grn–/– and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls are untreated mice on Day 1. Bars: mean +/- SEM. # ## p < 0.01, ### p < 0.005 vs WT control; *p < 0.05, ***p < 0.005 vs GRN-/-+ V , one-way ANOVA followed by Tukey’s multiple comparisons test. Abbreviations; GRN, granulin gene; ICV, Intra-cerebroventricular; PGRN, progranulin; WT, wildtype PBFT02 reduced lipofuscin deposition at all doses, suggesting improved lysosomal dysfunction Dose-dependent elevations in CSF PGRN after PBFT02 led to progressive reductions in microglial activation Thalamus Lipofuscin Thalamus CD68 Immunohistochemistry - - Veh Veh 1 2 3 4 0 200 400 600 800 1000 Lipofusc ni Count WT Dose 1 Dose 2 Dose 3 Dose 4 GRN-/- WTV PBFT02 Baseline GRN-/- Day 90 V PBFT02 ### ### *** *** *** * Thalamus Lipofuscin - - Veh Veh 1 2 3 4 0 1000 2000 3000 4000 5000 CD68 Area (μm2 ) WT Dose 1 Dose 2 Dose 3 Dose 4 GRN-/- WTV PBFT02 Baseline GRN-/- Day 90 V PBFT02 ## ### *** Thalamus CD68 Immunohistochemistry *** *

14 upliFT-D: Global Phase 1/2 Trial with PBFT02 DURATION 2 years; with additional 3 years of follow-up for safety and durability of effect PRIMARY ENDPOINTS Safety and tolerability SECONDARY ENDPOINTS Biomarkers • Progranulin (CSF, plasma) • GFAP (CSF, plasma) • vMRI • Retinal nerve fiber layer and retinal lipofuscin deposits via OCT • NfL (CSF, plasma) Clinical • CDR + NACC FTLD sum of boxes EXPLORATORY BIOMARKERS • Cathepsin D (CSF) • LAMP 1 (CSF) • Lys-GL1 (CSF) COHORT 1 Dose 1 (3.3e10 GC/g)* COHORT 2 Dose 2 (1.1e11 GC/g)* OPTIONAL COHORT 3 Optional dose 3 Recruiting IDMC review Phase 1/2 Multicenter Open-label Dose escalation study Up to 15 patients across 3 cohorts 1/2 TRIAL DESIGN COHORT 1 (n=5) Dose 1 COHORT 2 (n=5) Dose 1 COHORT 3 (n=3-5) IDMC review Phase Multicenter Open-label Dose escalation study Up to 15 patients across 3 cohorts 1/2 Complete Dose 1: 3.3e10 GC/g estimated brain weight.

15 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues1 –Allows for broad CNS biodistribution –Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Brief (<60 min), non-surgical, CT-guided procedure to allow for precise delivery to the cisterna magna –Procedure avoids penetration of brain tissue Cisterna magna 1. Hinderer et. al, Human Gene Therapy. 2018 Jan; 29(1):15-24.

upliFT-D

upliFT-D: Interim Data from Cohort 1 Patients

Safety*

- PBFT02 was well-tolerated among the four patients (P2-5) who received revised immunosuppression regimen**
  - Among these patients, there were no SAEs; only mild-to-moderate treatment emergent AEs were reported
- No evidence of DRG toxicity, as measured by nerve conduction studies
- No complications during ICM administration observed

Efficacy / Target Engagement

- Interim data demonstrates PBFT02 potential for best-in-class efficacy at Dose 1
- Relative to baseline, PBFT02 increased CSF PGRN expression in all patients consistently; up to 6-fold at Day 30 (n=5) and up to 10-fold at Day 180 (n=2)
- CSF PGRN levels remained elevated at Day 360 (n=1)

SAE: serious adverse event; AE: adverse event; DRG: dorsal root ganglion; ICM: intra-cisterna magna
*Patient safety follow-up ranged from 2 to 12 months post-dosing as of data cutoff of August 20, 2024
**Patient 1 received oral prednisone 60 mg daily through day 60 and had two SAEs (hepatotoxicity and venous sinus thrombosis); subsequent patients received a revised immunosuppressive regimen of 1g methylprednisolone IV daily to day 3, followed by oral prednisone 60 mg to day 60, then taper

16

PassageBio

17 • Potential best-in-class PGRN profile at Dose 1 • Continued elevation of CSF PGRN at 6-months (n=2) and 12-months (n=1) –Patient 2 rate of increase slowed between Day 180 and 360 (D30-180: 58% vs. D180-360: 26%) • Consistent response across all treated patients Initial Patients Treated with PBFT02 Have Seen a Substantial Increase in CSF PGRN Dosing D30 D60 D180 D360 Patient 1 1.9 12.7 N/A N/A N/A Patient 2 2.8 17.3 N/A 27.3 34.2 Patient 3 2.9 10.7 13.7 21.7 Patient 4 2.2 12.3 N/A Patient 5 2.3 13.6 N/A CSF Progranulin (ng/mL) Shading: Reference range for healthy adult controls’ PGRN levels in CSF (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) CSF=Cerebrospinal fluid 0 3 6 9 12 15 18 21 24 27 30 33 36 0 30 60 180 360 CSF PGRN, ng/mL Time (days) Dose 1 Progranulin, CSF Patient 1 Patient 2 Patient 3 Patient 4 Patient 5

18 • Plasma PGRN levels remained below normal levels at up to 12 months post-dose • PGRN increased only in the CSF, where it has potential to correct neurodegeneration Plasma PGRN Levels Remained Below Normal Levels Post-Dose Shading: Lower limit of normal reference range for healthy adult controls’ PGRN levels in plasma (91.6 – 372.4 ng/mL, n = 56) (Passage Bio data) 0 10 20 30 40 50 60 70 80 90 100 0 7 14 30 60 90 180 360 Plasma PGRN, ng/mL Time (days) Dose 1 Progranulin, Plasma Patient 1 Patient 2 Patient 3 Patient 4 Patient 5

upliFT-D

Summary

SAFETY[1]

PBFT02 Dose 1 generally well-tolerated to date among the four Cohort 1 patients who received revised steroid regimen following protocol amendment

- No serious AEs
- All AEs mild to moderate in intensity
- No evidence of clinically significant immune response, hepatotoxicity or venous sinus thrombosis
- No evidence of DRG toxicity
- No complications during ICM administration observed

BIOMARKERS

- Potential best-in-class PGRN profile at Dose 1
- Continued elevation of CSF PGRN at 6-months (n=2) and 12-months (n=1)
- Consistent response across Cohort 1 patients (n=5)
- No increase in plasma PGRN levels up to 12-months

ANTICIPATED NEXT STEPS

- Report 12-month Cohort 1 and interim Cohort 2 data in 1H 2025
- Seek regulatory feedback on pivotal trial design in 2H 2025

AEs=adverse events; ICM=intra-cisterna magna; DRG=dorsal root ganglia

1. Patient safety follow-up ranged from 2 to 12 months post-dosing as of data cutoff of August 20, 2024

19

Passage Bio

Looking Ahead

21 PBFT02 has Potential to Correct Underlying Pathology in FTD-GRN, FTD-C9orf72 and ALS TDP-43 pathology is a hallmark of multiple neurodegenerative diseases1 • TDP-43 mislocalizes from nucleus to cytoplasm • Forms inclusion bodies associated with neurodegeneration 1. Rhinn H et al. Trends Pharm Sci. 2022, 43:641-652

Elevated PGRN Ameliorates TDP-43 Pathology in Preclinical Models

TDP-43 pathology due to lysosomal dysfunction (*GRN/ TMEM106* double knockout, DKO) reduced by AAV.hPGRN[1]

AAV delivered hPGRN to DKO mouse brain



hPGRN [ng/mg]
80
60
40
20
0
WT
WT AAV
DKO
DKO AAV

TDP-43 pathology in DKO mice reduced by AAV.hPGRN



*
**** ***
pTDP-43 [% of WT]
2500
2000
1500
1000
500
0

Elevated PGRN ameliorated TDP-43 pathology and disease course in a preclinical model[2]

Elevated PGRN reduced insoluble TDP-43 in mouse spinal cord



ns
*** ***
Relative insoluble TDP-43 levels
3.0
2.0
1.0
0.0
NTG
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

Elevated PGRN extended survival of TDP-43 mutant mice



% Survival after onset
100
80
60
40
20
0
**
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†
0
100
200
300
400
500
600
Disease duration (days)

† *PGRN increased to >2x endogenous levels*

- Elevated PGRN also prevented degeneration of large axon fibers in TDP-43 mice
- PGRN neuroprotection from pleiotropic effect, not single pathway

22

1. Reich et al. (2023) *bioRxiv* preprint 07.14.549089; 2. Beel et al (2018) *Mol Neurodegen*; Laird et al. (2010) *Plos One*.
DKO=double gene knockout; *GRN*=granulin gene; PGRN=progranulin; TDP-43=transactive response DNA binding protein 43 kDa.

PassageBio

23 GRN rs5848 SNP associated with accelerated disease in FTD-C9orf72 patients Decreased PGRN Associated with Greater Disease Severity in Multiple CNS Conditions GRN rs5848 SNP associated with accelerated disease in FTD-C9orf72 patients 1. van Blitterswijk et al (2014) Mol Neurodegen. AD=Alzheimer’s disease; ALS=amyotrophic lateral sclerosis; GRN=granulin gene; PGRN=progranulin; SNP=single nucleotide polymorphism. PGRN SNPs are genetic risk factors for CNS diseases • GRN rs5848 SNP results in ~15% reduction in PGRN levels • PGRN SNPs increase risk for, and worsen severity of, FTD/ALS-C9orf72 and AD1

PBFT02 has Potential to Modulate Alzheimer's Disease

Genetic Risk[1]

- *GRN* SNP rs5848 carriers have reduced PGRN levels and increased risk for AD
- AD patients with *GRN* SNP rs5848 show reduced PGRN levels and increased CSF tau

Prevalence

- *GRN* SNP rs5848 is estimated to occur in 30% of the general population, with a similar prevalence rate among AD patients[2]

Supporting Preclinical Evidence[3]

- PGRN ablation exacerbates AD pathology in mice
- PGRN overexpression reduces pathology burden in AD models

SNP=single nucleotide polymorphism.

Third-party preclinical data. Sources: 1. Chen Y et al. *J Neurol.* 2015, 262:814-22; Takahashi H et al. *Acta Neuropathol*. 2017, 133:785-807. 2. Fenoglio C et al. *J Alzheimers Dis*. 2009, 18:603-612 (allele frequency used to estimate prevalence among AD patients). 3. Hosokawa M et al. *J Neuropath Exp Neurol*. 2015, 74:158-65; Minami SS et al. *Nat Med*. 2014, 20:1157-64; Van Kampen JM & Kay DG. *PLoS ONE* 2017, 12:e0182896.

24

PassageBio

25 Leading In-House CMC Capabilities to Support PBFT02 Development Proven analytical development capabilities In-House CMC Analytical Capabilities to Support Program Advancement and Future Commercialization of PBFT02 Integrated process development GMP QC capabilities Strong regulatory CMC scientific expertise Scale-up capability

26 Upcoming Milestones and Corporate Updates PIPELINE • Advancing Huntington’s disease preclinical program BALANCE SHEET • Cash balance of $85 million as of 9/30/24* • Cash runway to the end of 2Q 2026* * Based on cash, cash equivalents and marketable securities and initial proceeds from out-licensing of pediatric programs. TIMING MILESTONE FTD-GRN 1H 2025 Report 12-month Cohort 1 and interim Cohort 2 data 2H 2025 Seek regulatory feedback on pivotal trial design PBFT02 Additional Indications 2H 2024 Obtain regulatory feedback on clinical pathway for treating ALS patients 1H 2025 Initiate dosing of FTD-C9orf72 patients

27 REDEFINING THE COURSE OF NEURODEGENERATIVE CONDITIONS Advancing potential best-in-class, one-time progranulin raising FTD-GRN gene therapy In-house manufacturing process development to support program execution Strong cash position with runway expected to the end of 2Q 2026* Exploring benefits of elevated progranulin in multiple adult neurodegenerative diseases * Based on cash, cash equivalents and marketable securities as of September 30, 2024 and initial proceeds from out-licensing of pediatric programs.

Thank You passagebio.com | NASDAQ: PASG

29 Program Indication US/EU prevalence Discovery Preclinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia - GRN 18,0001-3 Frontotemporal dementia - C9orf72 21,0002-4 Amyotrophic lateral sclerosis 72,6005-6 Alzheimer’s disease with rs5848 SNP 3.9M7-8 Unnamed Huntington’s disease 60,0009 Focused Pipeline Addressing Rare and Prevalent Neurodegenerative Indications 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Brown et al. Neuroepi 2021; 55:342-353. 6. CDC ALS Registry Dashboard. 7. Sheng J, et al. Gene 2014; 141-145. 8. Alz Assoc. 2023 Alzheimer’s Disease Facts and Figures. Alzheimers Dement 2023;19. 9. Crowell et al. Neuroepi. 2021; 55:361-368

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
President &
Chief Executive Officer



Kathleen Borthwick
Chief Financial Officer



Sue Browne, Ph.D.
Chief Scientific Officer



Chip Cale
General Counsel &
Corporate Secretary



Eden Fucci
SVP Technical Operations



Stuart Henderson
Chief Business Officer



Karl Whitney
SVP Global Regulatory Affairs

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
cTRL Therapeutics

Dolan Sondhi, Ph.D.
Weill Cornell Medicine

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

Thomas Kassberg
Ultragenyx

William Chou, M.D.
President & Chief Executive Officer

30

PassageBio